Exhibit 10.3

MAX4G, INC.

Series B Convertible Preferred Stock

SUBSCRIPTION AND INVESTMENT LETTER

THIS SUBSCRIPTION AND INVESTMENT LETTER (the “Agreement”) is dated as of the date set forth on the signature page hereto by and between MAX4G, Inc., a Delaware corporation (the “Company”), and the Subscriber set forth on the signature page hereto (the “Subscriber”. In consideration of the mutual promises contained herein, and other good and valuable consideration, the parties hereto agree as follows:

1.          AGREEMENT OF SALE. Subscriber agrees to purchase from the Company, and upon acceptance hereof by the Company, the Company agrees to sell to Subscriber, the number of shares of the Company’s Series B Convertible Preferred Stock, $.001 par value per share, set forth on the signature page hereto for $0.50 per share. The Series B Convertible Preferred Stock is hereinafter referred to as the “Securities”. The minimum subscription per investor is $100,000, unless waived by the Company.

2.          PAYMENT OF PURCHASE PRICE. Subscriber has delivered along with this Agreement, a check made payable to “MAX4G, Inc.” in the amount on the signature page as the “Aggregate Purchase Price” as payment of the purchase price. There is no minimum investment amount before the Company can start using the funds invested. Accordingly, the Company will close on each investment on a rolling basis as subscriptions for Securities are received.

3.          REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. In consideration of the Company’s officer to sell the Securities, Subscriber hereby represents and warrants to the Company as follows:

a.           Information About the Company. Subscriber has received a copy of the Company’s Confidential Private Placement Memorandum, dated as of March 15, 2013, as may be supplemented from time to time, including all of the exhibits thereto (the “Private Placement Memorandum”) and has reviewed the Private Placement Memorandum, including the risk factors contained therein. Subscriber has had an opportunity to ask questions of, and receive answers from the Company, concerning the business, management and financial affairs of the Company and the terms and conditions of the purchase of the Securities contemplated hereby. Subscriber has had an opportunity to obtain, and has received, any additional information deemed necessary by the Subscriber to verify such information in order to for a decision concerning an investment in the Company. Subscriber is aware that the Company has no operating history. Subscriber represents that Subscriber has relied solely on the Private Placement Memorandum in deciding to invest in the Company and has not relied on any other information provided to Subscriber prior to the Subscriber’s receipt of the Private Placement Memorandum. Subscriber has been advised to seek legal counsel concerning Subscriber’s investment in the Company.

b.           High Degree of Risk. Subscriber realizes that an investment in the Securities involves a high degree of risk, including the risks of receiving no return on the investment and of losing Subscriber’s entire investment in the Company. Subscriber is able to bear the economic risk of investment in the Securities, including the total loss of such investment. The Company can make no assurance regarding its future financial performance or as to the future profitability of the Company. The Company makes no assurance whatsoever concerning the present and prospective value of the Securities to be acquired.

c.           No Market for Securities; Restrictions on Transfer. Subscriber realizes that (i) there are substantial restrictions on the transfer of the Securities; (ii) there is not currently, and it is unlikely that in the future there will exist, a public market for the Securities, and (iii) accordingly, for the above and other reasons, Subscriber may not be able to liquidate an investment in the Securities for an indefinite period. Subscriber realizes that the Securities have not been registered for sale under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws (the “State Laws”), and may be sold only pursuant to registration under the Securities Act and State Laws, or an opinion of counsel acceptable to the Company that such registration is not required.

d.           Suitability. Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities. Subscriber has obtained, to the extent deemed necessary, personal professional advice with respect to the risks inherent in, and the suitability of, an investment in the Securities in light of Subscriber’s financial condition and investment needs. Subscriber believes that the investment in the Securities is suitable for Subscriber based upon Subscriber’s investment objectives and financial needs, and Subscriber has adequate means for providing for Subscriber’s current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities. Subscriber understands that no federal or state agency has made any finding or determination as to the fairness for investment, nor any recommendation or endorsement, of the Securities.

e.           Investment Intent. Subscriber has been advised that the Securities are not being registered under the Securities Act or the relevant State Laws but are being offered and sold pursuant to exemptions from such laws and that the Company’s reliance upon such exemptions is predicated in part on Subscriber’s representations to the Company as contained herein. Subscriber represents and warrants that the Securities are being purchased for Subscriber’s own account and for Subscriber’s investment and without the intention of reselling or redistributing the same, that Subscriber has made no agreement with others regarding any of such Securities and that Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of the Securities in the forseeable future. Subscriber is aware that, in the view of the Securities and Exchange Commission, a purchase of the Securities with an intent to resell by reason of any forseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Securities and for which the Securities were pledged as security, would represent an intent inconsistent with the representations set forth above.

MAX4G, Inc. Series B Subscription Agreement	Page 2

f.            Residence. Subscriber represents and warrants to the Company that Subscriber is a bona fide resident of, or entity duly formed pursuant to the laws of, and is domiciled in, the state or country set forth in Subscriber’s address s provided below and that the Securities are being purchased by Subscriber in Subscriber’s name solely for Subscriber’s own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in this Agreement.

g.           Tax Liability. Subscriber has reviewed with Subscriber’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement, and has and will rely solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) will be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

4.          ACCREDITED STATUS. Subscriber represents and warrants that Subscriber is an “accredited investor” as defined in Regulation D promulgated under the Securities Act. Subscriber represents and warrants that it meets such status due to satisfying the criteria set forth on Exhibit A attached hereto.

PARAGRAPH 4 IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE SECURITIES ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SECURITIES. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL BE REVIEWED ONLY BY THE COMPNY AND ITS COUNSEL. THE UNDERSIGNED AGREES TO FURNISH ANY ADDITIONAL INFORMATION THAT THE COMPANY AND ITS COUNSEL DEEM NECESSARY TO VERIFY THE RESPONSES SET FORTH BELOW.

5.          RESTRICTIVE LEGEND. Subscriber agrees that the Company shall place a restrictive legend on the Securities containing substantially the following language:

The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered under any state securities laws. These Securities may not be sold, offered for sale or transferred without first obtaining (i) an opinion of counsel satisfactory to the Company that such sale or transfer lawfully is exempt from registration under the Securities Act and under the applicable state securities laws or (ii) such registration.

6.          MISCELLANEOUS.

a.           Survival of Representations and Warranties; Indemnification. Subscriber understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Securities, and further agrees to indemnify and hold harmless the Company and each current and future officer, director, employee, agent and shareholder of the Company from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

MAX4G, Inc. Series B Subscription Agreement	Page 3

b.           No Assignment or Revocation; Binding Effect. Neither this Agreement, nor any interest herein, will be assignable by Subscriber without prior written consent of the Company. Subscriber hereby acknowledges and agrees that Subscriber is not entitled to cancel, terminate or revoke this Agreement and that it shall survive the death, incapacity or bankruptcy of Subscriber. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representations, successors and assigns.

c.           Remedies. The Subscriber acknowledges that the Company may not have an adequate remedy at law in the event of any breach of this Agreement by the Subscriber and, therefore, the Company will be entitled, in addition to any other available remedies, to injunctive and/or other equitable relief to prevent or remedy a breach of this Agreement and to attorneys’ fees and other costs incurred by the Company in commencing suit or taking other action to enforce the terms and conditions of this Agreement.

d.           Modifications. This Agreement may not be changed, modified, released, discharged, abandoned or otherwise amended, in whole or in part, except by an instrument in writing, signed by the Subscriber and the Company. No delay or failure of the Company in exercising any right under this Agreement will be deemed to constitute a waiver of such right or of any other rights.

e.           Entire Agreement. This Agreement and the exhibits hereto are the entire agreement between the parties with respect to the subject matter hereto and thereto. This Agreement, including the exhibits, supersede any previous oral or written communications, representations, understandings or agreements with the Company or with any officers or representatives of the Company.

f.            Severability. In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable in any jurisdiction, such paragraph or provision shall, as to that jurisdiction, be adjusted and reformed, if possible, in order to achieve the intent of the parties, and if such paragraph or provision cannot be adjusted and reformed, such paragraph or provision shall, for the purposes of that jurisdiction be voided and severed from this Agreement, and the entire Agreement shall not fail on account thereof but shall otherwise remain in full force and effect.

g.           Governing Law. This Agreement shall be governed by, subject to, and construed in accordance with the laws of the State of Delaware without regard to conflict of law principles.

h.           Jurisdiction and Venue. The Subscriber and the Company consent to jurisdiction of the courts of the State of Minnesota and/or the federal district courts, District of Minnesota, for the purpose of resolving all issues of law, equity, or fact, arising out of or in connection with this Agreement. Any action involving claims of a breach of this Agreement may be brought in such courts. The Subscriber and the Company consent to personal jurisdiction in the stand and/or federal courts of Minnesota and hereby waive any defense of lack of personal jurisdiction. Venue, for the purpose of all such suits, will be in Hennepin or Ramsey County, State of Minnesota.

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MAX4G, Inc. Series B Subscription Agreement	Page 4

INDIVIDUAL(S):	ENTITY:

Entity Name: Mill City Ventures III, Ltd.
Name:
Address:
By: /s/ Douglas Polinsky
Name: Douglas Polinsky
Social Security Number:	Its: CEO

(if joint shareholder)	Federal Tax ID: 90-0316651

Address: 130 Lake St. W.
Name:	Wayzata, MN 55391

Social Security Number:

Number of Shares Purchased: 300,000
Purchase Price Per Share: $0.50
Aggregate Purchase Price: $150,000.00

The Subscriber desires that the Securities be held as follows (check one):

☐	Individual Ownership	☒	Corporation*
☐	Community Property	☐	Trust*
☐	Jt. Tenant with Right of Survivorship	☐	Limited Liability Company*
	(both parties must sign)	☐	Partnership*
☐	Tenants in Common	☐	Other (please describe):

* If Securities are being subscribed for by an entity, the Certificate of Signatory attached as Exhibit B to this agreement must also be completed.

The Company hereby accepts the subscription evidenced by this Subscription and Investment Letter:

Date: ________________________________	MAX4G, INC.
(which date shall be the effective
date of this Agreement)
By:
Vladimir Kelman
President and Chief Executive Officer

EXHIBIT A

ACCREDITED INVESTOR CRITERIA

[Initial as applicable]

_____	The undersigned is an individual with a net worth, or a join net worth together with his or her spouse, in excess of $1,000,000. (In computing net worth, the value of the Subscriber’s primary residence must be excluded from the calculation of total assets. Indebtedness that is secured by the Subscriber’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability). Indebtedness that is secured by the Subscriber’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of Securities shall be included as a liability.)

_____	The undersigned is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

_____	The undersigned is an individual that had with his or her spouse join income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

_____	The undersigned is a director or executive officer of the Company.

_____	The undersigned is an entity, and is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Securities Act. This representation is based on the following (check on or more, as applicable):

_____	The undersigned is an entity in which all equity owners are accredited investors. (If relying on this category alone, each equity owner must complete a separate copy of this Agreement.)

_____	The undersigned (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act acting either in its individual or fiduciary capacity.

_____	The undersigned is an insurance company as defined in Section 2(13) of the Securities Act.

_____	The undersigned is broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

_____	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Securities Act.

_____	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c_ or (d) of the Small Business Investment Act of 1958.

_____	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one or more, as applicable):

_____ the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Securities Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

_____ the employee benefit plan has total assets in excess of $5,000,000; or

_____ the plan is a self-directed plan with investment decisions made solely by persons who are “Accredited Investors” as defined under the Securities Act.

__X__	The undersigned is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____	The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring Securities and is one or more of the following (check one or more, as applicable):

_____ an organization described in Section 501(c)(3) of the Internal Revenue Code; or

_____ a corporation; or

_____ a Massachusetts or similar business trust; or

_____ a partnership.

_____	The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of the investment in the Securities.

EXHIBIT B

LEGAL ENTITY SUBSCRIBER

CERTIFCATE OF SIGNATORY

Name of Subscriber: Mill City Ventures III, Ltd.

☐ Corporation	☐ Partnership	☐ Trust	☐ Limited Liability Company	☐ Other

Date Organized:	1/10/2006

Purpose of Organization:	Business Development Company

Federal Tax ID #:	90-0316651

1.     Individual(s) authorized to execute documents on behalf of the entity in connection with this investment:

Douglas Polinsky, CEO

Joseph Geraci, CFO

NOTE: A power of attorney or other evidence of authority is required if the Partnership, Limited Liability Company or Trust Agreement or bylaws do not specifically authorize the above-named individual(s) to make this investment for the Partnership, Corporation, Limited Liability Company or Trust. In any event, authorizing documents should accompany this Investment Letter.

2.     How many individuals comprise the entity? 2

3.     Is the entity relying on the judgment of a particular individual other than a member of the entity in making the investment decision? If yes, whom? No

This Certificate of Signatory has been executed as of the date printed below by the authorized person listed below.

Date:    5/29/13

By: /s/ Douglas Polinsky
Name: Douglas Polinsky
Its: CEO